General Information (Details 6) $ in Thousands	Dec. 31, 2017 CLP ($)	Dec. 16, 2016 CLP ($)	Dec. 16, 2016 CLF ( )	Dec. 23, 2013 CLP ($)
Amount paid		$ 0	545,000	$ 11,254,656
Promarca Internacional SpA [Member]
Intangible assets other than goodwill	$ 11,229,149
Total non-current assets	11,229,149
Total Assets	11,229,149
Deferred tax liabilities	3,029,909
Total current liabilities	3,029,909
Net identifiable assets acquired	8,199,240
Amount paid	$ 8,199,240